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                                                                  Exhibit 10.13

                               FURNITURE.COM, INC.
                                40 Jackson Street
                               Worcester, MA 01608

                                                                   May 13, 1999

VIA REGISTERED OR CERTIFIED MAIL
--------------------------------
Steven Rothschild
4 Lantern Lane
Worcester, MA  01609

Dear Steve:

         As we agreed, it is necessary to terminate your employment with Furniture.com, Inc. (the "Company") so that the employment period does not extend for an additional year. Accordingly, please be advised that the Company hereby elects to terminate your employment pursuant to Section 4.1 of your Employment Agreement, dated June 19, 1998, as amended by Amendment No. 1, dated December 29, 1998.

         In accordance with Section 4.1 of the amended Employment Agreement, the Company is required to give you thirty (30) days notice of such termination. This letter shall serve as the notification of your termination required by
Section 4.1 of the Agreement.

         The Company wishes to remind you of your obligations under Section 6 (Non-Compete and Non-Solicitation) and Section 7 (Proprietary Information and Developments) of the Employment Agreement and Section 4 (Notification of Competitive Activity) of Amendment No. 1. Your non-compete and non-solicitation obligations shall continue through June 19, 2002 (the last date of the defined "Employment Period" plus one (1) year).

         If you should have any questions regarding this matter, please do not hesitate to contact me.

                                         Very truly yours,

                                         Furniture.com, Inc.

                                         /s/ Andrew Brooks
                                         --------------------------------
                                         Andrew Brooks,
                                         President and Chief
                                         Executive Officer